UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 8, 2004
                                                -------------------------------

                               Refocus Group, Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                        000-32543                     75-2910096
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(State or other jurisdiction     (Commission                   (IRS Employer
          of incorporation)      File Number)                Identification No.)


       10300 North Central Expressway, Suite 104
                Dallas, Texas                                        75231
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  (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code             (214) 368-0200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

     Item 1.01    Entry into a Material Definitive Agreement.

          Effective October 8, 2004, Refocus Group, Inc., Refocus Ocular, Inc., a wholly-owned subsidiary of Refocus Group, Inc., Verus Support Services Inc. and Verus International Group Ltd entered into the Termination and Settlement Agreement, or the Termination Agreement. Refocus Group, Inc., or Refocus, entered into the Termination Agreement with Verus Support Services Inc., or Verus Support, in exchange for the purchase by Verus International Group Ltd. and its designees of $250,000 aggregate principal amount of notes in a private placement consummated by Refocus on October 8, 2004. This private placement, or the Placement, is more specifically described in Items 3.02 and 8.01 of this Current Report on Form 8-K.

          Pursuant to the Termination Agreement, Refocus and Verus Support agreed to settle their dispute arising under that certain Contingent Subscription Agreement, which Refocus and Verus Support entered into in March 2003 and have amended several times prior to the Termination Agreement. The Contingent Subscription Agreement provided for Verus Support to purchase, or cause to be purchased, shares of Refocus common stock upon certain conditions. The Termination Agreement, upon its effective date, cancelled and terminated the Contingent Subscription Agreement and Verus Support's obligations under that agreement. The Termination Agreement also cancelled and terminated an agreement between Refocus Ocular, Inc. and Verus Support pursuant to which Verus Support provided advisory services to Refocus Ocular, Inc. and Refocus. In addition, the Termination Agreement releases each party from, and bars any party from pursuing, any claims under the Contingent Subscription Agreement and the advisory agreement.

          Further, the Termination Agreement grants Verus International Group Ltd., or Verus International, the right to designate a nominee to be appointed to the board of directors of Refocus in the event that a financing, which is in the form of equity securities of Refocus, is completed on or prior to December 31, 2004; provided that the financing satisfies certain other conditions and results in aggregate gross proceeds to Refocus of at least $2,0000,000, excluding the outstanding principal balance and interest due under the notes issued pursuant to the Placement on the date of consummation of the financing. In the event that Verus International is entitled to designate a nominee to the board of directors of Refocus, the nominee must be reasonably acceptable to the majority of the members of the board of directors of Refocus.

          A copy of the Termination Agreement is filed as an exhibit to this Current Report on Form 8-K.

     Item 1.02    Termination of a Material Definitive Agreement.

          See the discussion under Item 1.01 of this Current Report on Form 8-K with respect to the entry into the Termination Agreement.

Section 2 - Financial Information

     Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          On October 8, 2004, Refocus entered into a Loan Agreement pursuant to which it issued $500,000 aggregate principal amount of its convertible promissory notes, or Notes. The Loan Agreement sets forth the terms and conditions for the issuance of the Notes, contained representations and warranties of the lenders and Refocus, and outlined the use of the loan proceeds.

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          The Notes bear an annual  interest  rate of 12% and mature on April 8,
     2005. Unless the Notes are converted into Refocus common stock in accordance with their terms, the principal amount and all accrued and unpaid interest due under the Notes is payable in one lump sum on April 8, 2005. A detailed description of the terms governing the conversion of the Notes is set forth in Item 3.02 of this Current Report on Form 8-K.

          A Note automatically becomes due and payable, without any action or notice on the part of the holder, in the event that a voluntary or involuntary petition is filed (and in the case of an involuntary petition, the involuntary petition continues undismissed for 60 days) seeking relief under bankruptcy laws or for the appointment of a receiver or similar official for Refocus or its assets. Additionally, a Note may be declared due and payable by the holder in the event that Refocus fails to pay any principal of, or interest on, the Note as and when the same becomes due and payable or in the event that Refocus is dissolved.

          A copy of the Loan Agreement and the forms of the Notes are filed as an exhibit to this Current Report on Form 8-K.

Section 3 - Securities and Trading Markets

     Item 3.02    Unregistered Sales of Equity Securities.

          On October 8, 2004, Refocus issued and sold $500,000 aggregate principal amount of the Notes and warrants to purchase 500,000 shares of Refocus common stock, or Warrants, to accredited investors and one non-accredited investor, resulting in aggregate gross proceeds to Refocus of $500,000. The Notes and Warrants were issued in a private placement and were not registered under the Securities Act of 1933. As a result, the Notes and Warrants are "restricted securities" and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Instruments evidencing the Notes and Warrants contain a legend stating the same. These securities were issued by Refocus in reliance upon an exemption from registration set forth in
     Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated under that act. The issuance and sale of the Notes and Warrants to the investors in the private placement was undertaken without general solicitation or advertising. The investors represented to Refocus that, among other items, they were acquiring these securities for investment purposes only and not with a view toward public distribution. Additionally, the investors acknowledged that the securities issued to them were "restricted securities." Moreover, Refocus filed with the Securities and Exchange Commission a Form D pursuant to Rule 506 with respect to private placement.

          The Notes issued to investors, other than Verus International and its designees, will automatically convert into Refocus common stock:

               (i) on the date Refocus consummates a financing that is in the form of equity securities of Refocus aggregating at least $2,000,000, excluding the outstanding principal balance and interest due under the Notes on the date of consummation of the financing, to be used for general working capital purposes (if such financing is consummated on or prior to the maturity date of the Notes) (the "Investor Qualified Financing"); or

               (ii) on the maturity date of the Notes, if Refocus has received on or prior to the maturity date of the Notes, a binding commitment for the purchase of an aggregate of at least $2,000,000 of its equity

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          securities,  excluding the outstanding  principal balance and interest due under the Notes, within six months following the maturity date of the Notes and the financing described in item (i) immediately above has not been consummated (the "Investor Financing Commitment").

          The Notes issued to Verus International and its designees will automatically convert into Refocus common stock if, and only if, on or prior to the maturity date of the Notes:

               (i) a financing that is in the form of equity securities of Refocus aggregating at least $3,000,000, excluding the outstanding principal balance and interest due under the Notes on the date of consummation of the financing, to be used for general working capital purposes (the "Verus Qualified Financing") is not consummated;

               (ii) Verus International shall not have purchased, or caused to be purchased, shares of Refocus common stock for an aggregate purchase price of at least $1,068,000; or

               (iii) Refocus has not received on or prior to the maturity date of the Notes, $1,000,000 under a binding commitment received by Refocus on or prior to the maturity date of the Notes that requires the purchase of an aggregate of at least $3,000,000 of its equity securities, excluding the outstanding principal balance and interest due under the Notes, within six months following the maturity date of the Notes (the "Verus Financing Commitment").

          A Note is also voluntarily convertible, in whole or in part, by the holder at maturity. The Notes are convertible into that number of shares of Refocus common stock equal to the amount of the principal and accrued and unpaid interest subject to conversion, divided by the conversion price. The conversion price is determined as follows:

               (a) if Refocus common stock is issued and sold in connection with the Investor Qualified Financing or Verus Qualified Financing, as applicable, the purchase price paid to Refocus by the purchasers for each share of Refocus common stock;

               (b) if Refocus common stock is proposed to be issued in the Investor Financing Commitment or Verus Financing Commitment, as applicable, the purchase price proposed to be paid to Refocus by the purchasers for each share of Refocus common stock;

               (c) if securities other than Refocus common stock are issued and sold in connection with the Investor Qualified Financing or Verus Qualified Financing, as applicable, or contemplated to be issued and sold in connection with the Investor Financing Commitment or Verus Financing Commitment, as applicable, the price at which the securities issued and sold in connection with the financings, or proposed to be issued and sold in the financing commitments, may be converted into Refocus common stock; or

               (d) if the Investor Qualified Financing or Verus Qualified Financing, as applicable, is not consummated, the Investor Financing Commitment or Verus Financing Commitment, as applicable, is not received by Refocus or none of the securities of Refocus issued and sold in connection with the financings, or proposed to be issued and sold in connection with the financing commitments, are Refocus common stock or securities convertible into Refocus common stock, the product of (A) the average closing price per share of Refocus common stock, as reported by the OTC Bulletin Board, for the twenty (20) consecutive trading days immediately prior to the maturity date of the Notes and
          (B) 0.94.

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          The exercise price of the Warrants is the lesser of:

               (i) 1.25 times the volume weighted average closing price per share of Refocus common stock, as reported by the exchange or market on which shares of Refocus common stock are then traded or quoted, for the twenty (20) consecutive trading days immediately prior to the date of issuance of the Warrant; or

               (ii) if Refocus consummates a financing that is in the form of its equity securities aggregating at least $2,000,000 on or prior to the maturity date of the Notes, or receives on or prior to the maturity date of the Notes, a binding commitment that requires the purchase of an aggregate of at least $2,000,000 of its equity securities within six months following the maturity date of the Notes, in each case excluding the outstanding principal balance and interest due under the Notes, the price per share of Refocus common stock purchased, or committed to be purchased, in such financing, if any.

          The conversion price of the Notes, and the exercise price and number of shares acquirable pursuant to the Warrants, are subject to adjustment by reason of any stock dividend, stock split, recapitalization or other similar transaction.

Section 5 - Corporate Governance and Management

     Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On October 12, 2004, Refocus filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective upon the filing. The Certificate of Amendment increased the number of authorized shares of Refocus common stock, $0.0001 par value per share, from 60 million shares to 120 million shares. As a result, after giving effect to the Certificate of Amendment, the number of authorized shares of capital stock of Refocus will consist of 120 million shares of common stock and ten million shares of preferred stock.

          In accordance with Section 228 of Delaware General Corporation Law and the Certificate of Incorporation of Refocus, stockholders of Refocus collectively representing the requisite number of shares submitted written consents approving the Certificate of Amendment. The additional shares of common stock will have rights identical to the currently outstanding shares of Refocus common stock. The shares of common stock have no preemptive rights or other rights to subscribe for additional shares.

          A copy of the Certificate of Amendment is filed as an exhibit to this Current Report on Form 8-K.

Section 8 - Other Events

     Item 8.01    Other Events.

          On October 11, 2004, Refocus announced the closing of the issuance and sale of $500,000 aggregate principal amount of the Notes and Warrants to purchase 500,000 shares of Refocus common stock on October 8, 2004, in a private placement. The issuance and sale of the Notes and Warrants resulted in aggregate net proceeds to Refocus of approximately $465,000. Refocus believes that the net proceeds from this transaction will enable Refocus to continue its U.S. Food and Drug Administration Phase II clinical trial for its Scleral Spacing Procedure for the surgical treatment of presbyopia, as well as fund its other operations, which have been reduced to the minimum critical activities, until early in the first calendar quarter of 2005.

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

     Additionally, this transaction is expected to provide Refocus with the necessary funds to continue its operations until it can obtain additional financing, either through strategic alliances, additional private placements or other financing alternatives. Those financing efforts are currently being pursued by Refocus; however, no assurances can be given that additional financing will be obtained.

          This Current Report on Form 8-K contains exhibits that relate to the issuance and sale of the Notes and Warrants.

          THIS CURRENT REPORT ON FORM 8-K DOES NOT CONSTITUTE AN OFFER TO SELL, OR SOLICITATION OF AN OFFER TO PURCHASE, SECURITIES OF REFOCUS. ANY OFFER OF SECURITIES MADE BY REFOCUS, OR ANY OTHER PERSON ON REFOCUS' BEHALF, MAY BE MADE ONLY PURSUANT TO MATERIALS AND OTHER OFFERING DOCUMENTS PREPARED BY REFOCUS AND DELIVERED TO QUALIFIED PURCHASERS EXPRESSLY FOR USE IN CONNECTION WITH SUCH TRANSACTION. THE SECURITIES WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AND ANY SUCH OFFER AND SALE SHALL BE MADE IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, SECTION 5 OF THE SECURITIES ACT OF 1933.

          Included in this Current Report on Form 8-K, exhibits and associated documents are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as well as historical information. Although Refocus believes that the expectations reflected in these forward-looking statements are reasonable, Refocus can give no assurances that the expectations reflected in these forward-looking statements will prove to be correct. Refocus' actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors. Forward-looking statements include those that use forward-looking terminology, such as the words "anticipate," "believe," "estimate," "expect," "intend," "may," "project," "plan," "will," "shall," "should," and similar expressions, including when used in the negative. Important factors that could cause Refocus' actual results, performance or achievements to differ from these forward-looking statements include the factors described in the section titled "Cautionary Statements" in Refocus' Annual Report on Form 10-KSB for the year ended December 31, 2003, and the information in the reports filed by Refocus with the Securities and Exchange Commission.

          All forward-looking statements attributable to Refocus are expressly qualified in their entirety by these and other factors. Refocus undertakes no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise.

Section 9 - Financial Statements and Exhibits

     Item 9.01    Financial Statements and Exhibits.

               (a) Financial statements of businesses acquired.

                       Not applicable.

               (b) Pro forma financial information.

                       Not applicable.

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

               (c) Exhibits.

               The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:


                 Exhibit
                  Number        Description of Exhibit

                  3.1.2 Certificate of Amendment of Certificate of Incorporation of Refocus, effective as of October 12, 2004.

                  4.8 Form of Warrant to purchase Refocus common stock at a floating exercise price per share and expiring October 8, 2009.

                  10.25 Termination and Settlement Agreement, effective October 8, 2004, by and among Refocus, Refocus Ocular, Inc., Verus Support Services Inc.
                                and Verus International Group Ltd.

                  10.26.1 Loan Agreement, dated October 8, 2004, by and among Refocus and the lenders party thereto.

                  10.26.2 Form of Convertible Promissory Note issued to lenders other than Verus International Group Ltd. and its designees.

                  10.26.3 Form of Convertible Promissory Note issued to Verus International Group Ltd. and its designees.

                  99.1 Press Release issued by Refocus on October 11, 2004, announcing the closing of the Convertible Promissory Notes private placement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           REFOCUS GROUP, INC.



Date:  October 14, 2004                    By:        /s/  MARK A. COX
                                           Name:      Mark A. Cox
                                           Title:     Vice President

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                               INDEX TO EXHIBITS

                  Exhibit
                  Number        Description of Exhibit

                  3.1.2 Certificate of Amendment of Certificate of Incorporation of Refocus, effective as of October 12, 2004.

                  4.8 Form of Warrant to purchase Refocus common stock at a floating exercise price per share and expiring October 8, 2009.

                  10.25 Termination and Settlement Agreement, effective October 8, 2004, by and among Refocus, Refocus Ocular, Inc., Verus Support Services Inc.
                                and Verus International Group Ltd.

                  10.26.1 Loan Agreement, dated October 8, 2004, by and among Refocus and the lenders party thereto.

                  10.26.2 Form of Convertible Promissory Note issued to lenders other than Verus International Group Ltd. and its designees.

                  10.26.3 Form of Convertible Promissory Note issued to Verus International Group Ltd. and its designees.

                  99.1 Press Release issued by Refocus on October 11, 2004, announcing the closing of the Convertible Promissory Notes private placement.